                                                                    EXHIBIT 10.4

                               BAY NETWORKS, INC.

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

                (As Amended by the Board through August 15, 1996)

         1.     Establishment and Purpose.

                (a) Establishment. The Wellfleet Communications, Inc. 1991 Director Stock Option Plan was adopted on May 16, 1991 and was amended on June 29, 1993 (the "Prior Plan"). In connection with the combination of Wellfleet Communications, Inc. ("Wellfleet") and SynOptics Communications, Inc. ("SynOptics") pursuant to the Agreement and Plan of Merger dated as of July 4, 1994, as amended, by and among Wellfleet, SynOptics and a wholly owned subsidiary of Wellfleet (the "Merger Agreement"), Wellfleet changed its name to Bay Networks, Inc. Wellfleet terminated the Prior Plan and adopted the Bay Networks, Inc. 1994 Outside Directors Stock Option Plan (the "Plan").

                (b) Effective Time and Purpose. The Plan was established effective as of the Effective Time (as defined in the Merger Agreement) to create additional incentive for the outside directors of Bay Networks, Inc. and any successor corporation thereto (collectively referred to as the "Company") to promote the financial success and progress of the Company and its subsidiaries.

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3. Eligibility and Type of Option. Options may be granted only to directors of the Company who are not employees of the Company or any present or future parent and/or subsidiary corporations of the Company. Options granted to eligible directors of the Company ("Outside Directors") shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

         4. Shares Subject to Option. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be seven hundred fifty thousand (750,000) shares, as adjusted to reflect the 50% stock dividend paid by the Company on October 30, 1995. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option.

         5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the Effective Time.

         6. Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A for initial grants and in substantially the form attached hereto as Exhibit B for subsequent grants, and incorporated herein by reference (the "Option Agreements"), and shall comply with and be subject to the following terms and conditions:

                (a) Automatic Grant of Options. Subject to execution by each Outside Director of the appropriate Option Agreement:

                    (i) At the Effective Time, each Outside Director who was on the Board immediately prior to the Effective Time and continues to serve on the Board at the Effective Time shall be granted an Option to purchase forty-five thousand (45,000) shares of Stock. Each Outside Director who is first elected or appointed to serve on the Board at or after the Effective Time shall be granted an Option to purchase fifty-two thousand five hundred (52,500) shares of Stock upon such election or appointment.

                    (ii) Each Outside Director shall be granted an additional Option to purchase fifteen thousand (15,000) shares of Stock upon the second though seventh Anniversary Dates of the initial option grant to such Outside Director.

                    (iii) The Anniversary Date of an Outside Director who was on the Board at the Effective Time shall be the date which is twelve (12) months after the Effective Time and successive anniversaries thereof. The Anniversary Date of an Outside Director who is elected or appointed to the Board after the Effective Time shall be the date which is twelve (12) months after such election or appointment and successive anniversaries thereof.

                    (iv) Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board (1) in the case of an initial Option grant, no later than the Effective Time or the date upon which such Outside Director commences service on the Board, or (2) in the case of an anniversary Option grant, no later than six (6) months prior to the applicable Anniversary Date.

                    (v) Notwithstanding any other provision of the Plan, no Option shall be granted to any individual who is no longer serving as an Outside Director of the Company on an Anniversary Date which would otherwise be a date of grant.

                (b) Periodic Grant of Options. Subject to execution by the Outside Director of an appropriate Option Agreement, the Board may grant additional Options to purchase a number of shares to be determined by the Board in recognition of services provided by an Outside Director in his or her capacity as a director provided such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended, and amended from time to time or any successor rule or regulation ("Rule 16b-3").

                (c) Option Price. The option price per share for an Option shall be the fair market value of the common stock of the Company, as determined by the closing price of a share of Stock on the New York Stock Exchange ("NYSE") or other national securities exchange on the date immediately preceding the date of the granting of the Option. If the date immediately preceding the date of the granting of the Option does not fall on a day on which the common stock of the Company is trading on the NYSE System or other national securities exchange, the date on which the option price per share shall be established shall be the last day on which the common stock of the Company was so traded prior to the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

                (d) Exercise Period of Options. Any Option granted hereunder shall be exercisable for a term of ten (10) years.

                (e) Vesting. Options granted pursuant to the Plan shall first become vested on the day which is one year from the date on which the Option was granted (the "Initial Vesting Date"). The Option shall be vested on and after the Initial Vesting Date as follows:

                                                                Vested Ratio
                                                                ------------
                (i)         Prior to Initial Vesting Date             0

                            On Initial Vesting Date,                  1/3
                            provided the Optionee has
                            continuously served as a
                            director of the Company
                            from the date the Option was
                            granted until the Initial
                            Vesting Date
                            Plus

                (ii)        For each full month                       1/36
                            of the Optionee's continuous
                            service as a director of the
                            Company from the Initial
                            Vesting Date

                            In no event shall the
                            Vested Ratio exceed 1/1

                In the event of a Transfer of Control, as defined in paragraph 9 below, if the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation, the Option shall continue to vest according to the provisions of this paragraph 6(e), in addition to the acceleration of vesting described in paragraph 9 below.

                (f) Payment of Option Price. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) or (iii) by the Optionee's full recourse promissory note. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

                        (1) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

                        (2) Unless otherwise provided by the Board, in the event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

        7. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option Agreements set forth as Exhibit A and Exhibit B, respectively, either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

        8. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and the grants thereunder and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

        9. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

                (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

                (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

                (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

        In the event of a Transfer of Control, the Optionee shall be deemed to have completed twelve (12) full months of service as a director of the Company more than such Optionee had completed at the time of the Transfer of Control and the remainder of the vesting schedule for the Option shall be accelerated by twelve (12) months as of the date 30 days prior to the Transfer of Control. However, in no event shall the Vested Ratio exceed 1/1. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 9 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control except, however, if the Options are assumed or substituted for by the surviving, continuing, successor or purchaser corporation, they shall continue in effect in accordance with their terms.

        10. Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        11. Termination or Amendment of Plan and Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or any Option at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above) and (b) no expansion in the class of person eligible to receive Options. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no termination or amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

        12. Continuation of Prior Plan as to Outstanding Options.
Notwithstanding any other provision to the contrary, the Prior Plan shall remain in effect in accordance with its terms and apply to Options granted pursuant to the Prior Plan.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the Bay Networks, Inc. 1994 Outside Directors Stock Option Plan duly adopted by the Board on August 17, 1994 and amended by the Board through August 15, 1996.



                                              -----------------------------

                                   EXHIBIT A

                               BAY NETWORKS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                                 (INITIAL GRANT)



        Bay Networks, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         1.     Definitions:

                (a) "Optionee" shall mean _______________________.

                (b) "Date of Option Grant" shall mean _______________________.

                (c) "Number of Option Shares" shall mean fifty-two thousand five hundred (52,500) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                (d) "Exercise Price" shall mean $_______ per share as adjusted from time to time pursuant to paragraph 9 below.

                (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

                (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

                (g) Determination of "Vested Ratio":

                                                                Vested Ratio
                                                                ------------
                    Prior to Initial Vesting Date                     0

                    On Initial Vesting Date,                          1/3
                    provided the Optionee has
                    continuously served as a
                    director of the Company from
                    the Date of Option Grant until
                    the Initial Vesting Date

                    Plus
                    For each month of the                             1/36
                    Optionee's continuous service
                    as a director of the Company
                    from the Initial Vesting Date

                    In no event shall the Vested
                    Ratio exceed 1/1

        In the event of a Transfer of Control, as defined in paragraph 8 below, if the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation, the Option shall continue to vest according to the provisions of this paragraph 1(g), in addition to the acceleration of vesting described in paragraph 8 below.

                (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (j) "Company" shall mean Bay Networks, Inc., a Delaware corporation, and any successor corporation thereto.

                (k) "Plan" shall mean the Bay Networks, Inc. 1994 Outside Directors Stock Option Plan.

        2. Status of Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

        3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4.      Exercise of the Option.

                (a) Right to Exercise. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares of stock previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

                (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares of stock being purchased.

                (c) Form of Payment of Exercise Price. Such payment shall be made (i) in cash, by check, or in cash equivalent, or (ii) by Immediate Sales Proceeds, as defined below.

                    "Immediate Sales Proceeds" shall mean the assignment in a form acceptable to the Company of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of the Option by means of Immediate Sales Proceeds.

                (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, or (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option.

                (e) Certificate Registration. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (f) Restriction on Grant of Option and Issuance of Shares. The grant of the Option and the issuance of the shares of stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

        6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

        7.      Termination of Service as a Director.

                (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason (including termination of director status pursuant to a Transfer of Control as described in paragraph 8 below), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date.

                (b) Exercise Prevented by Law. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of Paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

        8. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

                (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

                (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

        In the event of a Transfer of Control, the Vested Ratio calculated in paragraph 1(g) above shall be increased by 1/3 as of 30 days prior to the Transfer of Control, resulting in the remainder of the vesting schedule being accelerated by twelve full months. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall continue in effect in accordance with this Option Agreement to the extent that the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation and otherwise shall terminate effective as of the date of the Transfer of Control to the extent that the Option is unexercised.

         9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

        11. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

        12. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        13. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided. however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        14. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

        15. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.



                                            BAY NETWORKS, INC.


                                            By:
                                               -------------------------------
                                            Title:
                                                  ----------------------------

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
     ------------------------------          ---------------------------------

                                   EXHIBIT B

                               BAY NETWORKS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                               (SUBSEQUENT GRANT)



        Bay Networks, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         1.     Definitions:

                (a) "Optionee" shall mean __________.

                (b) "Date of Option Grant" shall mean __________.

                (c) "Number of Option Shares" shall mean fifteen thousand (15,000) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                (d) "Exercise Price" shall mean $______________ per share as adjusted from time to time pursuant to paragraph 9 below.

                (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

                (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

                (g) Determination of "Vested Ratio":

                                                              Vested Ratio
                                                              ------------

                Prior to Initial Vesting Date                       0

                On Initial Vesting Date                             1/3
                provided the Optionee has
                continuously served as a
                director of the Company from
                the Date of Option Grant until
                the Initial Vesting Date

                Plus

                For each full month of the                          1/36
                Optionee's continuous service
                as a director of the Company from
                the Initial Vesting Date

                In no event shall the Vested
                Ratio exceed 1/1.

        In the event of a Transfer of Control, as defined in paragraph 8 below, if the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation, the Option shall continue to vest according to the provisions of this paragraph 1(g), in addition to the acceleration of vesting described in paragraph 8 below.

                (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (j) "Company" shall mean Bay Networks, Inc., a Delaware corporation, and any successor corporation thereto.

                (k) "Plan" shall mean the Bay Networks, Inc. 1994 Outside Directors Stock Option Plan.

        2. Status of Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

        3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4.      Exercise of the Option.

                (a) Right to Exercise. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares of stock previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the number of Option Shares. Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

                (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares of stock being purchased.

                (c) Form of Payment of Exercise Price. Such payment shall be made (i) in cash, by check, or in cash equivalent, or (ii) by Immediate Sales Proceeds, as defined below.

                    "Immediate Sales Proceeds" shall mean the assignment in a form acceptable to the Company of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of the Option by means of Immediate Sales Proceeds.

                (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, or (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option.

                (e) Certificate Registration. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                (f) Restriction on Grant of Option and Issuance of Shares. The grant of the Option and the issuance of the shares of stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

         6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

         7.     Termination of Service as a Director.

                (a) Termination of Director Status. If the Optionee ceases to be a director of the Company for any reason (including termination of director status pursuant to a Transfer of Control as described in paragraph 8 below), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date.

                (b) Exercise Prevented by Law. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

        8. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                (a) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

                (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

                (c) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary corporation of the Company).

        In the event of a Transfer of Control, the Vested Ratio calculated in paragraph 1(g) above shall be increased by 1/3 as of 30 days prior to the Transfer of Control, resulting in the remainder of the vesting schedule being accelerated by twelve full months. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall continue in effect in accordance with this Option Agreement to the extent that the Option is assumed or substituted for by the surviving, continuing, successor or purchaser corporation and otherwise shall terminate effective as of the date of the Transfer of Control to the extent that the Option is unexercised.

        9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

        10. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

        11. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

        12. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        13. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

        14. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

        15. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                          BAY NETWORKS, INC.


                                          By:
                                             ---------------------------------

                                          Title:
                                                ------------------------------

        The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
     -------------------------------         ---------------------------------